UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2019

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	ENG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported, on November 27, 2018, ENGlobal Corporation (the “Company”) received written notice from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth in Listing Rule 5550(a)(2) and that the Company had a period of 180 calendar days, or until May 28, 2019, to regain compliance with the minimum bid price requirement.

Although the Company did not regain compliance with the minimum bid price requirement by the May 28, 2019 deadline, on May 29, 2019, the Company received notification from Nasdaq indicating that the Company will have an additional 180-day grace period, or until approximately November 25, 2019, to regain compliance with the minimum bid requirement.

If, at any time during this additional grace period, the closing bid price of the Company’s common stock is at least $1 per share for a minimum of 10 consecutive business days, Nasdaq will provide the Company with written confirmation of compliance and the matter will be closed. If the Company chooses to implement a reverse stock split, however, it must complete the split no later than 10 business days prior to the expiration of the additional grace period in order to timely regain compliance.

If the Company does not meet the minimum bid requirement during the additional 180-day grace period, Nasdaq will provide written notification to the Company that its common stock will be subject to delisting. At that time, the Company can request Nasdaq for a hearing to present a plan to regain compliance.

The Nasdaq notification does not impact the Company’s listing on the Nasdaq Capital Market at this time, and the Company’s common stock will continue to trade under its current symbol “ENG” during the additional 180-day compliance period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

June 4, 2019	/s/ Mark A. Hess
(Date)	Mark A. Hess Chief Financial Officer, Corporate Secretary and Treasurer